Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Archon Corporation, a Nevada corporation (the “Company”), on Form 10-K for the year ended September 30, 2006, as filed with the Securities and Exchange Commission (the “Report”), Paul W. Lowden, Chief Executive Officer of the Company and John M. Garner, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

•	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 12, 2007

/s/ Paul W. Lowden
Paul W. Lowden
Chairman of the Board and President (Principal Executive Officer)

/s/ John M. Garner
John M. Garner
Chief Financial Officer (Principal Accounting and Financial Officer)